UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2016

Gemphire Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

43334 Seven Mile Road, Suite 1000 Northville, Michigan	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 681-9815

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On August 10, 2016, Gemphire Therapeutics Inc. (the “Company”) filed the third amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its common stock that became effective on August 10, 2016. The Company’s board of directors and stockholders previously approved the Restated Certificate contingent upon the closing of the Company’s initial public offering. The Restated Certificate amends and restates in its entirety the Company’s amended and restated certificate of incorporation, as amended, to, among other things:

•                                          authorize 100,000,000 shares of common stock;

•                                          eliminate all references to the previously existing series of preferred stock and authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series;

•                                          provide that the Company’s board of directors be divided into three classes with staggered three-year terms, with one class of directors to be elected at each annual meeting of the Company’s stockholders;

•                                          permit the company’s board of directors to adopt, amend or repeal the bylaws without obtaining stockholder approval;

•                                          require the approval of at least 66 2/3% of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors to adopt, amend or repeal the Company’s bylaws or certain provisions of the Restated Certificate;

•                                          prohibit the removal of directors without cause, subject to the rights of any series of preferred stock to elect additional directors under specified circumstances;

•                                          require the approval of at least 66 2/3% of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors to remove directors with cause, except for such additional directors, if any, as elected by the holders of any series of preferred stock;

•                                          prohibit stockholder action by written consent in lieu of a meeting, thereby requiring all stockholder actions to be taken at a meeting of the Company’s stockholders;

•                                          require advance notice of stockholder nominations for election to the Company’s board of directors and of business to be brought by stockholders before any meeting of the Company’s stockholders; and

•                                          eliminate the liability of directors for monetary damages to the fullest extent under applicable law.

The foregoing description is qualified in its entirety by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of August 10, 2016, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the Company’s initial public offering of shares of its common stock. The Company’s board of directors and stockholders previously approved the Restated Bylaws contingent upon the closing of the Company’s initial public offering. The Restated Bylaws, among other things:

•                                          provide that special meetings of stockholders may be called only by (i) the chairman of the board of directors, (ii) the chief executive officer or (iii) the board of directors acting pursuant to a resolution adopted by a majority of the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships;

•                                          establish advance notice requirements for stockholder nominations for election to the Company’s board of directors and for proposals to be brought by stockholders before any meeting of the Company’s stockholders;

•                                          prohibit stockholder action by written consent in lieu of a meeting, thereby requiring all stockholder actions to be taken at a meeting of the Company’s stockholders;

•                                          set forth the rights, powers and manner of acting of the board of directors and officers of the Company;

•                                          permit the Company’s board of directors to create committees of the board of directors as permitted by law;

•                                          provide for the indemnification of directors and officers of the Company, and allow the indemnification of employees and other agents of the Company, in each case to the extent not prohibited by applicable law; and

•                                          provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine.

The foregoing description is qualified in its entirety by reference to the Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of Gemphire Therapeutics Inc.

3.2	Amended and Restated Bylaws of Gemphire Therapeutics Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gemphire Therapeutics Inc.

Dated: August 10, 2016

	By:	/s/ Mina Sooch
Mina Sooch
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of Gemphire Therapeutics Inc.

3.2	Amended and Restated Bylaws of Gemphire Therapeutics Inc.